UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2014
DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 23, 2014, before taking a vote at the Special Meeting of stockholders of Family Dollar Stores, Inc. (“Family Dollar”) on the proposal to adopt the Agreement and Plan of Merger, dated as of July 27, 2014, as amended by amendment no. 1 on September 4, 2014, by and among Family Dollar, Dollar Tree, Inc. (“Dollar Tree”), and Dime Merger Sub, Inc. (as it may be further amended from time to time, the “Merger Agreement”), Family Dollar adjourned the Special Meeting to 9:00 a.m. local time on January 22, 2015 as permitted by Section 5.4(c) of the Merger Agreement since there were insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.
Important Information for Investors and Stockholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed merger between Dollar Tree and Family Dollar, on October 27, 2014, Dollar Tree filed with the Securities and Exchange Commission (SEC) amendment no. 3 to the registration statement on Form S-4 that included a definitive proxy statement of Family Dollar that also constitutes a prospectus of Dollar Tree. The registration statement has been declared effective by the SEC, and the definitive proxy statement/prospectus is being delivered to stockholders of Family Dollar and was supplemented on November 3, 2014. INVESTORS AND SECURITY HOLDERS OF FAMILY DOLLAR ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders are able to obtain free copies of the registration statement and the definitive proxy statement/prospectus and other documents filed with the SEC by Dollar Tree and Family Dollar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Dollar Tree will be available free of charge on Dollar Tree’s internet website at www.DollarTree.com under the heading “Investor Relations” and then under the heading “Download Library” or by contacting Dollar Tree’s Investor Relations Department at 757-321-5284. Copies of the documents filed with the SEC by Family Dollar will be available free of charge on Family Dollar’s internet website at www.FamilyDollar.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Family Dollar’s Investor Relations Department at 704-708-2858.
Participants in the Solicitation
Dollar Tree, Family Dollar, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Family Dollar common stock in respect of the proposed merger between Dollar Tree and Family Dollar. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in favor of the proposed merger are set forth in the proxy statement/prospectus filed with the SEC. You can also find information about Dollar Tree’s and Family Dollar’s directors and executive officers in Dollar Tree’s proxy statement filed with the SEC on May 12, 2014 and in Family Dollar’s Annual Report on Form 10-K for the fiscal year ended August 30, 2014, respectively. You can obtain free copies of these documents from Dollar Tree or Family Dollar using the contact information above.

Forward Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and information about our current and future prospects and our operations and financial results are based on currently available information. Various risks, uncertainties and other factors could cause actual future results and financial performance to vary significantly from those anticipated in such statements. The forward looking statements contained herein include assumptions about our operations, such as cost controls and market conditions, and certain plans, activities or events which we expect will or may occur in the future and relate to, among other things, the business combination transaction involving Dollar Tree and Family Dollar, the financing of the proposed transaction, the benefits, results, effects, timing and certainty of the proposed transaction, future financial and operating results, expectations concerning the antitrust review process for the proposed transaction and the combined company’s plans, objectives, expectations (financial or otherwise) and intentions.

Risks and uncertainties related to the proposed merger include, among others: the risk that Family Dollar’s stockholders do not approve the merger; the risk that the merger agreement is terminated as a result of a competing proposal; the risk that regulatory approvals required for the merger are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the other conditions to the closing of the merger are not satisfied; the risk that the financing required to fund the transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the proposed merger; response by activist stockholders to the merger; costs and difficulties related to the integration of Family Dollar’s business and operations with Dollar Tree’s business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by the merger; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed transaction and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the outcome of pending or potential litigation or governmental investigations; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Consequently, all of the forward-looking statements made by Dollar Tree, in this and in other documents or statements are qualified by factors, risks and uncertainties, including, but not limited to, those set forth under the headings titled “A Warning About Regarding Forward-Looking Statements” and “Risk Factors” in Dollar Tree’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, Dollar Tree’s Quarterly Reports on Form 10-Q for the quarters ended May 3, 2014, August 2, 2014 and November 1, 2014, and other reports filed by Dollar Tree with the SEC, which are available at the SEC’s website http://www.sec.gov.

Please read our “Risk Factors” and other cautionary statements contained in these filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Dollar Tree undertakes no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law. As a result of these risks and others, actual results could vary significantly from those anticipated herein, and our financial condition and results of operations could be materially adversely affected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: December 29, 2014	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer